Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of UTG, Inc. (the "Company") for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Jesse T. Correll, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date:	November 12, 2019	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President, Corporate Secretary and
Chief Financial Officer